						       File Number: 333-62166
                                                Filed Pursuant to Rule 497(e)
                                                of the Securities Act of 1933




                                                                October 20, 2014


	  PIONEER EMERGING MARKETS LOCAL CURRENCY DEBT FUND


SUPPLEMENT TO THE MARCH 1, 2014 PROSPECTUS AND SUMMARY PROSPECTUS, AS IN EFFECT AND AS MAY BE AMENDED FROM TIME TO TIME


FUND SUMMARY
The following replaces the corresponding information under the heading "Management" in the section entitled "Fund Summary":


MANAGEMENT


INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   Mr. Hakan Aksoy, portfolio manager of Pioneer
                       (portfolio manager of the fund since 2012)



MANAGEMENT
The following replaces the corresponding information under the heading "Portfolio management" in the section entitled "Management":

Day-to-day management of the fund's portfolio is the responsibility of Hakan Aksoy. Mr. Aksoy is supported by the fixed income and emerging markets teams. Members of these teams manage other Pioneer funds investing primarily in emerging markets securities. The portfolio managers and the teams also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research and include members from one or more of Pioneer's affiliates. Mr. Aksoy, portfolio manager, based in London, joined Pioneer in 2005 and has served as a portfolio manager of the fund since 2012.






                                                                   28144-00-1014
                                 (Copyright)2014 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC